UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2017

EXP WORLD HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 000-55300

Delaware	98-0681092
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

1321 King Street, Suite 1
Bellingham, WA 98229
(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (360) 685-4206

          N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

On February 3, 2017, eXp World Holdings, Inc. (the “Company”) dismissed WSRP, LLC (“WSRP”) as the Company’s independent registered public accounting firm, effective immediately.

WSRP was engaged as the Company’s independent registered public accounting firm on September 18, 2015. WSRP’s report on the financial statements for the fiscal year ended December 31, 2015 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the period of WSRP’s engagement, including through February 3, 2017, (i) there were no disagreements with WSRP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of WSRP, would have caused it to make reference to the subject matter of the disagreements in connection with its reports for such years, and (ii) there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

Effective February 3, 2017, the Company appointed BDO USA, LLP (“BDO”) as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2016. The Company’s decision to replace WSRP with BDO was approved by the Board of Directors of the Company.

In May 2016, the Company consulted with WSRP and BDO concerning the general application of accounting principles to a proposed transaction. WSRP and BDO orally confirmed the accounting treatment that the Company had believed was applicable to that proposed transaction and further discussed the related tax consequences. The Company did not undertake the transaction. Otherwise, during the fiscal years ended December 31, 2015 and 2014 and during any subsequent interim period preceding the date of engagement, neither the Company, nor anyone acting on its behalf, consulted with BDO regarding:

•	the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that would have been rendered on the Company’s financial statements, and no written report was provided to the Company nor was oral advice rendered that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or
•	any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K.)

Disclosures required by Item 304(a)(1) with respect to financial statements for the fiscal year ended December 31, 2014 are contained in a Form 8-K filed by the Company on September 18, 2015.

The Company provided a copy of the foregoing disclosures to both WSRP and BDO prior to the date of the filing of this report and requested a letter from WSRP addressed to the Securities and Exchange Commission stating whether it agrees with the foregoing statements in this Item 4.01. A copy of the letter furnished in response to that request is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
16.1	Letter from WSRP dated February 3, 2017

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 3, 2017

EXP WORLD HOLDINGS, INC.

By:	/s/ Alan Goldman
Alan Goldman Chief Financial Officer

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